Exhibit 99.2

1 July 2019 New Frontier Corporation Business Combination with United Family Healthcare Updated 16:00PM Jul 30, 2019 To remove this and all watermarks

2 2 DISCLAIMER This investor presentation (“presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of New Frontier Corporation ("NFC"), United Family Healthcare ("UFH") or any of their respective affiliates. This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the “Transaction”) between NFC and UFH, and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. NFC and UFH assume no obligation to update the information in this presentation, except as required by law. Furthermore, any and all trade names referred to in this presentation are the property of their respective owners. Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. NFC’s and UFH’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward - looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward - looking statements. These forward - looking statements include, without limitation, NFC’s and UFH’s expectations with respect to future performance and anticipated financial impacts of the Transaction and the timing of the completion of the Transaction. These forward - looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results, including the inability to complete the Transactions (including due to failure to receive required shareholder approvals or the failure of other closing conditions), the inability to recognize the anticipated benefits of the Transaction; the inability to meet the New York Stock Exchange's listing standards, costs related to the Transaction, the combined company's ability to manage growth, the combined company's ability to execute its business plan (including due to changes in government policies or regulation affecting the combined company's business) and meet its projections, rising costs (including due to changes in regulation or government policies affecting the combined company's business) affecting the combined company's profitability, potential litigation involving NFC, UFH, or after the closing of the Transaction, the combined company, and other risks and uncertainties indicated from time to time in the proxy statement to filed relating to the Transaction, including those under the section entitled "Risk Factors" therein and in NFC's other filings with the U.S. Securities and Exchange Commission (the "SEC"). Most of these factors are outside of NFC’s and UFH’s control and are difficult to predict. NFC cautions readers not to place undue reliance up on any forward - looking statements, which speak only as of the date made. NFC and UFH do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. No Offer or Solicitation This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

3 3 DISCLAIMER (CONT'D) No Representation or Warranty None of NFC, UFH or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the Transaction and is not intended to be all - inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Use of Projections This presentation contains financial projections. Such financial projections have not been prepared in conformity with accounting principals generally accepted in the United States or the International Financial Reporting Standards as adopted by the International Accounting Standards Board ("IFRS"). Neither NFC’ s n or UFH’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of NFC’s and UFH’s control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of UFH or the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Industry and Market Data In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which U FH competes and other industry data. We obtained this information and statistics from third - party sources, including reports by market research firms and company filings. Use of Non - IFRS Financial Matters This presentation includes certain financial measures, including Adjusted EBITDA that were not calculated in accordance with IFR S. Adjusted EBITDA is defined as net income / ( loss) plus ( i ) depreciation and amortization, (ii) interest expense, (iii) other expenses ( such as share based compensation ), (iv) provision for income taxes, as further adjusted for one - off rental and relocation expenses as well as the management fee to Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (" Fosun ") and TPG. NFC and UFH believe that these non - IFRS measures are useful to investors for two principal reasons. First, they believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by UFH’s management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of UFH and the combined company to its competition. NFC and UFH believe that the use of these non - IFRS financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non - IFRS measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with IFRS. Other companies may calculate Adjusted EBITDA and other non - IFRS financial measures differently, and therefore UFH’s non - IFRS financial measures may not be directly comparable to similarly titled measures of other companies. For additional information and a reconciliation of these non - IFRS financial measures to the nearest comparable IFRS financial measures, see the section entitled "EBITDA Reconciliation" in the Appendix at the end of this presentation.

4 4 DISCLAIMER (CONT'D) Historical Financial Information Certain historical financial information of UFH included in this Presentation has been derived from the annual financial statements of UFH which were prepared in accordance with IFRS and are currently being audited in accordance with standards of the Public Company Accounting Oversight Board. In connection with such audit, such financial information included herein is subject to change, and any such changes could be material. Additional Information About the Transaction and Where to Find It The Transaction is expected to be submitted to shareholders of NFC for their consideration. NFC intends to file with the SEC preliminary and definitive proxy statements in connection with the Transaction and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transaction. NFC's shareholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with NFC's solicitation of proxies for its extraordinary general meeting to be held to approve, among other things , the Transaction, because these documents will contain important information about NFC, UFH and the Transaction. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Transaction and other documents filed with the SEC by NFC, without charge, at the SEC's website located at www.sec.gov or by directing a request to Harry Chang at (852) 6126 4345. Participants in the Solicitation NFC, UFH and their respective directors, and executive officers may, under SEC rules, be deemed to be participants in the solicitations of proxies from NFC’s shareholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of NFC's shareholders in connection with the Transaction will be set forth in NFC's proxy statement when it is filed with the SEC. You can find more information about NFC's directors and executive officers in NFC’s Annual Report on Form 10 - K for the year ended December 31, 2018, filed with the SEC on April 1, 2019. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in NFC's proxy statement when it becomes available, which can be obtained free of charge from the sources indicated above.

5 5 SITUATION OVERVIEW COMPANY OVERVIEW INDUSTRY OVERVIEW GROWTH INITIATIVES AND FINANCIALS APPENDIX TABLE OF CONTENTS

6 6 SITUATION OVERVIEW ▪ New Frontier Corporation (“NFC”) is a Special Purpose Acquisition Company (“SPAC”) sponsored by New Frontier Group (“NF Group”) . NFC completed a successful IPO on the NYSE in June 2018 (raised IPO proceeds of US $ 287.5 mm and FPA of US $ 190.0 mm) ▪ NFC is in the process of acquiring United Family Healthcare ("UFH"), one of the largest and most recognized integrated premium private healthcare operators in China ⁻ UFH is one of the largest integrated private healthcare service providers in China by revenue, with 9 hospitals ( 2 of which are under construction ) and 14 clinics in all 4 first tier cities and select second tier cities ⁻ Comprehensive suite of full - lifecycle practices in 30 + specialties including IVF services, primary care, family medicine, pediatrics and obstetrics, gynecology, surgical services orthopedics, oncology and other services ⁻ International standard healthcare services and top medical professionals ⁻ Mature operations platform built by mature experienced team ▪ NFC believes it can drive continuous growth to UFH's business ⁻ Large supply and demand mismatch for high quality healthcare ⁻ Highly visible growth and expansion plan ⁻ NFC has significant experience and expertise in China's healthcare industry Wording Change: ⁻ International standard healthcare services and top medical professionals (changed from “medical” to “healthcare”) ⁻ Add “Mature operations platform built by mature experienced team”

7 7 COMPANY OVERVIEW

8 8 THE LEADING PRIVATE HEALTHCARE SERVICES PROVIDER IN CHINA COMPREHENSIVE SERVICE OFFERING covering 30+ specialties 9 hospitals 1 14 clinics 1 700+ licensed beds 600+ physician staff 600+ physician consultants 2019E outpatient visits: ~ 670,000 2019E inpatient visits: ~ 12,000 Operating Assets 2 2019E Adjusted EBITDA: RMB 469mm 2014A - 2019E CAGR: 10.5% ALL 3 JCI certified Beijing United Family ONLY JCI and CAP certified hospital FIRST da Vinci and MAKO in private hospital Source: Company; As of Dec 31, 2018 1. Include 2 hospitals under construction, 13 directly operated clinics and 1 managed clinic 2 . Operating assets include Beijing, Shanghai Puxi, Tianjin, Qingdao and Beijing Rehab Hospitals as well as B o’Ao and Hangzhou Clinics and post - partum care worker business 3 . All hospital and clinics with at least 3 years of operating experience are accredited or re - accredited on a 3 year cycle . The newest Qingdao and Shanghai Pudong hospitals were not yet eligible in the 2017 audit, but Qingdao will be included in the 2020 audit and Pudong will be eligible in the next cycle . One of the LARGEST private healthcare services providers in China by revenue 2019E total revenue : RMB ~ 2.5bn 2014A - 2019E CAGR: 13.3% 1 1 TOP - RANKED brand among high - end private hospitals Update “400+ Physicians 1,000+ Consultants” Footnote on JCI “One of” the largest to match press release Revise footnote re JCI

9 9 H H H H H H H Qingdao NATIONWIDE GEOGRAPHIC FOOTPRINT Beijing Tianjin Qingdao Guangzhou Hangzhou Hainan Existing Hospitals Pipeline Hospitals Clinics Shenzhen 2 Source: Company 1. 5 hospitals in Beijing Cluster including Qingdao United Family 2. UFH is expected to be given the exclusive right to manage New Frontier Group’s 64,000 sq. meter flagship Shenzhen city center hospital as part of the transaction Broad geographic coverage across all four Tier 1 cities Strategic opportunity for expansion into Tier 2 cities 5 Hospitals Hub Spoke 8 Clinics 2 Hospitals Hub Spoke 4 Clinics Shanghai Disciplines Across Centers: Dental, Dermatology, Emergency Care, Family Medicine, Internal Medicine, OB/GYN, Pediatrics, Rehab, Postpartum Rehab, Radiology, Surgery, Orthopedics, Urology, and others H H 2 Hospitals Hub Spoke 2 Clinics Hainan Hub - and - Spoke Model Hub - and - Spoke Model Hub - and - Spoke Model GREATER BAY CLUSTER SHANGHAI CLUSTER + EAST CHINA BEIJING CLUSTER + NORTH CHINA 1 Footnote SZ hospital

10 10 BROADER ADDRESSABLE MARKET WITH MORE LOCAL PATIENTS 3 Commercial Insurance 39% Self - pay 61% DIVERSIFIED FOUNDATION FOR FUTURE GROWTH Expat 31% Local 69% MULTI - SPECIALTY SERVICE OFFERING 1 2018A Source: Company 1. OB/GYN: Obstetrics and Gynecology; Peds: Pediatrics; Ortho: Orthopaedics; FM: Family Medicine; IM: Internal Medicine; ER: Emergency Room; PPR: Post - Partum Rehab 2. Split by revenue from insurance / self - pay patients 3. Split by volume of expat and local Chinese patients REVENUE MIX BETWEEN SERVICE & PHARMACY 2018A OB/GYN 23% Peds 16% Surgery 8% Ortho 7% FM 9% IM 5% ER 7% PPR 3% Others 22% 2014 2018A Expat 46% Local 54% DIVERSIFIED PAYER STRUCTURE 2 [CATEG ORY NAME] [VALUE] [CATEG ORY NAME] [VALUE] 2018A

11 11 COMPREHENSIVE PROVIDER WITH ENTIRE "LIFECYCLE" COVERAGE Revenue driven by high acuity departments including Orthopedics & Surgery 162 299 2014 2018A Surgery Orthopedics High Acuity HUB - AND - SPOKE MODEL CREATES COMPREHENSIVE HEALTHCARE SERVICES PLATFORM WITH MULTIPLE PATIENT TOUCHPOINTS Clinics Potential for Dermatology, ENT 1 , Ophthalmology & New Hope Oncology Centre 51 89 2014 2018A Ophthalmology ENT Dermatology New Specialties Home Health Attracting traffic with OB/GYN and Pediatrics 483 783 2014 2018A Pediatrics OB/GYN Revenue (RMB mm) Prenatal Care Pediatrics OB/ GYN 1 Expanding differentiated services complemented by Rehabilitation and PPR PPR 1 Rehabilitation 14 88 2014 2018A PPR Rehabilitation Broader patient base built up by Family Medicine 112 176 2014 2018A Family Medicine Family Medicine Dental Source: Company 1. OB/GYN: Obstetrics and Gynecology; ENT: Ear, Nose and Throat; PPR: Post - Partum Rehabilitation

12 12 UFH Clifford Distinct Healthcare iBorn Elisabeth Bupa 1.85 1.55 1.53 1.50 1.08 1.48 UFH American- Sino Landseed St. Michael Jiahui Parkway 1.75 1.64 1.55 1.38 1.30 1.38 THE MOST REPUTABLE PRIVATE HEALTHCARE BRAND IN CHINA RANKS TOP FOR MEDICAL QUALITY AMONG HIGH - END PRIVATE HOSPITALS BY PATIENTS, DOCTORS AND GOVERNMENT REGULATORS Source: Company, Company Analysis 1. Survey Question 4: Please force rank the following private hospital brands’ medical quality? Screening criteria: Have had any kind of medical treatment in private hospital in past 36 months 2. Scoring methods: a) Score 5 for brand ranked 1st ; Score 3 for brand ranked 2nd ; Score 1 for brand ranked 3rd ; b) Divide summed score by the number of respondents 3. Sample size for Beijing, Shanghai and Guangzhou were 105, 110 and 62 respectively RANKING SCORE OF PRIVATE BRANDS AMONG MONTHLY HOUSEHOLDS INCOME >RMB 27K 1,2,3 BEIJING UFH AmCare Parkway New Century HarMoniCare Oasis SHANGHAI GUANGZHOU 1.64 1.37 1.30 1.28 1.03 1.25 UFH UFH Landseed 2003 – The designated healthcare institution for foreigners during the SARS period 2010 – Official designated medical institutions for the Shanghai World Expo 2015 - Named as Most Investment - Worthy Healthcare Company 2016 – Ranked No.1 in China Top 100 Private Hospitals UFH American - Sino 2016 – Ranked No.2 in China Private Hospital Valuable Brands 2016 – Ranked No.18 in China Private Hospital Conglomerates Top 50 League 2018 – The designated Well - Known Trademark 2018 - Ranked No.1 repeatedly as The Best Employer among all private hospitals Add a few more credentials

13 13 Ranking AmCare Beijing 4 Peking University Intl. Hospital 10 New Century Healthcare 24 Beijing UFH 1 BEST SALARY PACKAGE MOST REPUTABLE BRAND PLATFORM FOR HIGHEST CALIBER MEDICAL TALENT SALARY PACKAGE, BRAND NAME AND WORKING ENVIRONMENT ARE THREE MOST IMPORTANT FACTORS FOR CAREER CONSIDERATIONS BY PHYSICIANS Source: China Private Healthcare Branding Value Ranked by DXY.com, Company, Company Analysis 1. Sample size of 274 2. Beijing Sanbo Brain Hospital, a private (mid market) specialty brain hospital 3. Also first to have Da Vinci and MAKO among all private hospitals in China TOP - RANKED AMONG PRIVATE HEALTHCARE PROVIDERS 1 1 x ~2.0 - 3.0 x UFH Public Hospitals ANNUAL INCOME OF CHIEF PHYSICIAN (PRE - TAX) 35 6 6 UFH Sanbo AmCare Beijing 19 9 4 UFH Parkway Int'l SOS Shanghai UFH UFH TOP - RANKED AMONG PHYSICIANS 2 1 ECONOMICS, BRAND AND CAREER OPPORTUNITIES ARE THE KEY FACTORS FOR ATTRACTING THE BEST PHYSICIANS BEST WORKING ENVIRONMENT Equipped with advanced facilities – One of only 2 da Vinci in private hospitals 4 in China – One of only 3 MAKO in China 4 UFH physicians spend an average of ~20 min per outpatient appointment , as opposed to the average less than 5 min consultation available in public hospitals Substantially low physician churn rate, 12%, 24% and 5% for UFH Beijing, Shanghai and Guangzhou respectively, versus ~30% turnover rate in most private hospitals in China STRONG MEDICAL NETWORK WITH REPUTABLE PARTNERS ~1.7 - 2.0x x UFH Public Hospitals ANNUAL INCOME OF CHIEF PHYSICIAN (POST - TAX) (% of response) Sanbo 3 1.86 1.58 1.53 1.22 1.17 0.92 UFH Amcare New Century Harmonicare Parkway Oasis TOP - RANKED AMONG AFFLUENT HOUSEHOLDS 1 1 (Ranking score) TO REPLACE FOOTNOTE 1. Ranking score of private brand listed among household income >60K individuals (in which a score of 5 is given to the #1 ranked brand, a score of 3 is given to the #2 ranked brand and a score of 1 is given to the #3 brand, and the sum of the scores are divided by the number of respondents Shanghai UFH 3 Guangzhou UFH 14 Shanghai Pudong UFH 31 Not to quantify salary Replace logos with what suggested by Roberta, removing: - 宣武 / 安贞 / 华山 / 瑞金 / 广东中医院 Replace measurement of doctor seeing patient: “Much lower outpatient/day/physician leading to better medical and service quality for patients (~4 - 6 outpatients a day vs. public hospital average of ~50)”

14 14 2018 Operating Stats 4 Open Date 1997/2014 2004 2019 2012 2015 2013 2018 2018 2020 2021 Signed MoU & framework agreement in major Tier 2 locations (lease / operate and management contract model) Gross Floor Area (sqm) 24,504 3 5,900 3 21,769 3 6,900 30,000 8 11,520 70,607 3 28,471 22,834 64,000 # of Licensed Beds 120 50 100 30 200 8 101 105 100 200 250 - 350 # of Consultation Rooms 239 3 71 3 106 3 26 29 32 135 3 83 5 82 5 TBC # of Satellite Clinics 8 4 0 0 0 1 0 N/A TBC 2019E Financials (RMB mm) Revenue 1 ,304 3 492 3 531 3 136 86 93 176 3 109 0 5 Revenue Contribution 52% 3 24% 3 21% 3 5% 3% 4% 7% 3 4% 0% 0% Revenue / Bed 6 14.0 3 12.0 3 7.5 3 5.9 1.8 1.1 1.7 3 1.3 N/A N/A Revenue / Sqm (RMB k) 53.2 3 83.4 3 24.4 3 19.7 4.3 8.1 2.5 3 3.8 N/A N/A Adjusted EBITDA 345 3 127 3,7 130 3,7 22 (22) (1) (43) 3 (79) (45) 5 Initial Investments 9 318 10 78 10 296 11 105 10 348 206 10 727 561 447 N/A 12 TIER 1 Shanghai Puxi 2 (new) Shanghai Puxi 1 (old) ASSET OVERVIEW Source: Company 1. All financials for old Shanghai Puxi are 2018A figures 2. New Shanghai Puxi is the expansion of the old Shanghai Puxi 3. Includes satellite clinics associated with hospitals 4. As of Dec 31, 2018 5. Stands for consultation rooms available at stabilization UFH Beijing City Cluster Shanghai City Cluster Greater Bay Cluster 6. Revenue / bed is calculated based on bed in use for each year 7. Adjusted EBITDA of Shanghai Puxi in 2018 and 2019 been adjusted for one - off rent and relocation expenses in New Puxi Hospital; after adjustment, Shanghai Puxi recorded RMB 13mm and RMB 16mm additional rent in 2018 and 2019 respectively 8. Includes Building A and additional capacity from Building B expansion OPERATING ASSETS EXPANSION ASSETS (TIER 1 ONLY) JCI - Certified Beijing Chaoyang Shanghai Pudong Beijing Datun Shenzhen Management Contract Guangzhou Qingdao Beijing Rehab Tianjin 9. Initial Capex plus historical or expected loss and pre - opening expenses during ramp - up period 10. Only includes initial Capex as losses are not traceable 11. Expects no loss to be incurred as it is considered as an expansion of the old Puxi site (~1km from the existing site) , which already has mature and stable patient base 12. Management contract: CAPEX paid for by the project company TIER 2 EXPANSION ASSETS (TIER 2)

15 15 ONE TEAM , ONE DREAM Roberta Lipson Antony Leung Carl Wu SENIOR LEADERSHIP OPERATIONAL / MEDICAL EXPERTS FINANCE / M&A PROFESSIONALS Harry Chang Managing Director - NF Dr. Jeff Staples COO - UFH DJ Hamblin - Brown CMO - UFH Sylvia Pan GM, Beijing UFH David Zeng Executive Director - NF ▪ Medical industry experience: 25+ years ▪ Past experience: SOS, Parkway Health ▪ Medical industry experience: 20+ years ▪ Past experience: NHS, Aspen Medical ▪ Medical industry experience: 25+ years ▪ Founder of UFH ▪ Medical industry experience: 35+ years ▪ One of the most well regarded healthcare executives in China ▪ Past experience: CITIC Capital, China Everbright, China Minsheng Investment, Lehman Brothers, Merrill Lynch ▪ Past experience: Blackstone Hong Kong, Barclays ▪ Past experience: Hilton Greater China ▪ Chairman / Co - Founder of New Frontier ▪ Chairman of Nan Fung Group ▪ Former HK Financial Secretary ▪ Former Chairman of Blackstone China, JP Morgan Asia ▪ CEO / Co - Founder of New Frontier ▪ Experienced healthcare entrepreneur (Co - founder of Care Alliance, YD Care, and Heal) ▪ Founding member of Blackstone Asia Pacific and Blackstone China Albert Xu Executive Director - NF ▪ Operating Partner of New Frontier Health ▪ Past experience: Blackstone, Deutsche Bank Shuai Yuan Executive Director - NF ▪ Operating Partner of New Frontier Health ▪ Past experience: Morgan Stanley PE, Morgan Stanley IBD OPERATING PARTNERS Francis Lee Managing Director - NF Dr. Kate Gaynor GM, Guangzhou UFH ▪ Medical industry experience: 15+ years ▪ Past experience: US CDC, Hawaii DMAT Lai Heng Mah GM, Shanghai Puxi UFH ▪ Medical industry experience: 22+ years ▪ Past experience: KPJ Healthcare Berhad Dr. Michael Zhang GM, Shanghai Pudong UFH ▪ Medical industry experience: 20+ years ▪ Past experience: SIMC, Xinhua Hospital Dr. Kelly Xia CMO, Guangzhou UFH ▪ Professor of Pediatrics in China ▪ Published over 20 papers in medical journals ▪ Past experience: 25+ years in healthcare industry Walter Xue CFO - UFH

16 16 EXPERIENCED BOARD OF DIRECTORS Frederick Ma Dr. C H Leong Notes: 1. Past and present 2. Mr. Shan Fu (CEO of Vivo China) will join as Director after closing 3. Currently part of Ministry of Commerce of PRC Independent Director ▪ Secretary for Commerce & Economic Development of the HKSAR (2007 – 2008) ▪ Secretary for Financial Services and the Treasury for HKSAR (2002 – 2007) Independent Director David Johnson Independent Director (2013 – present) (2009 – 2013) (1981 – 2009) ▪ Senior Managing Director / Senior Advisor ▪ Senior Vice President of Strategy and Business Development ▪ Vice President of Corporate Development ▪ Led IBM’s $3.5 billion acquisition of PwC’s consulting arm ▪ Chairman of the Hong Kong Hospital Authority (1988 – 2000) (2005 – 2012) ▪ Non - official member of the Executive Council HKSAR ▪ Non - executive Chairman (2016 – Present) (2009 – 2015) ▪ Chairman of the Hong Kong University Council Board directorships 1 Precedent experience ▪ Chief Financial Officer (2002 – 2002) ▪ Member of Legislative Council of Hong Kong (1988 – 2000) Shan Fu Director 2 (2013 – present) (2008 – 2013) ▪ Managing Partner, Co - CEO and CEO of Greater China ▪ Senior Managing Director in Private Equity group ▪ Chief Representative in Beijing office (2003 – 2008) ▪ Department of Foreign Investment in National Development and Reform Commission (NDRC) of PRC (1993 – 2003) ▪ State Economic and Trade Commission 3 of PRC

17 17 NEW FRONTIER HEALTHCARE ADVISOR TEAM David D. Ho, M.D. Irene Diamond Professor at The Rockefeller University Scientific Director and CEO of the Aaron Diamond AIDS Research Center Time Magazine’s Man of the Year (1996) Professor Chung - Mau Lo, BBS, JP Hospital Chief Executive at The University of Hong Kong - Shenzhen Hospital Director of Liver Transplantation Centre at Queen Mary Hospital Honorary Fellow of the American Surgical Association and the American College of Surgeons Dr. Zhang Naizi Director of Shanghai third community welfare institute Director of the Institute of Ageing Industries, Shanghai Jiaotong University Member of the national pension service expert committee Dr. Leong Chi - tat Director of Haven of Hope Sister Annie Skau Holistic Care Centre Fellow of the Royal College of Internal Medicine Fellow of the Hong Kong Institute of Social Medicine Dr. Leong Che - hung, GBM, JP Former Chairman of the Hospital Authority Former member of the Legislative Council Former Chairman of the University of Hong Kong (HKU) Council Professor Diane T.F. Lee, JP Professor of Nursing at the Nethersole School of Nursing, CUHK Director of Y.K. Pao Foundation Centre for Nursing Excellence in Chronic Illness Care Deputy Director of CUHK Jockey Club Institute of Ageing Mrs. Kwok Yuen Wai Yee Victoria Three committees of the Association’s Residential Aged Care Accreditation Scheme Former non - government organization representative to the Central Committee on Elderly Services Former Member of Social Welfare White Paper Aged Service Committee Professor Jean Woo Director of the Jockey Club Institute of Ageing at CUHK Director of the SH Ho Centre for Gerontology and Geriatrics Honorary Consultant of the Hospital Authority Dr. Carrie Willis , Yau Sheung Mui Chairman of Committee on Professional Development of Teachers and Principals Board of Canadian International School Executive Director of the Vocational Training Council Professor Yuen Kwok - yung Professor of Department of Microbiology, University of Hong Kong Co - Director of State Key Laboratory of Emerging Infectious Diseases at HKU Academician of Chinese Academy of Engineering Dr. Ko Wing Man, GBS, JP Former Secretary of Food and Health Bureau Member of the Medical Council of Hong Kong Chairman of the Hong Kong Anti - Cancer Society Director of the Hong Kong Red Cross Member of the Board of Hong Kong Baptist University Professor Grace Tang Wai King, JP Honorary Clinical Professor of Department of Obstetrics and Gynecology, University of Hong Kong Founding Hospital Chief at The University of Hong Kong - Shenzhen Hospital Founding Chairman of The Asian Medical Education Association

1 INDUSTRY OVERVIEW

2 2 REVENUE FOR HEALTHCARE SERVICES IN CHINA - HOSPITALS & PRIMARY CARE (US$ bn) 1 17% CAGR 13 - 17 (%) CAGR 17 - 23 (%) 25% 11% 12% 16% 22% 10% 9% (US$ bn) 1 42% 58% 59% 59% 59% 60% 62% 41% 41% 41% 40% 38% RAPID GROWTH IN DEMAND FOR HEALTHCARE SERVICES 23% 25% CAGR 17 - 23 (%) 20% 22% CAGR 13 - 17 (%) Source: NHFPC, Company Analysis 1. Exchange rate at USD:RMB = 1.00 : 6.80 2. Annual high - end medical spending by residents (Expatriate, Local out of Pocket, Local Insured Patients) in Tier 1 & Tier 2 ci ties of China Local out of Pocket is defined as affluent households with annual income > RMB 324K Assumed addressable population all live in Tier 1 and Tier 2 cities; Tier 1 cities: Beijing, Shanghai, Guangzhou and Shenzhen ; Tier 2 cities: 46 cities incl. Tianjin, Nanjing, Hangzhou, Chongqing, Chengdu, Ningbo and etc. PREMIUM HEALTHCARE EXPENDITURE 2 IN CHINA 434 6% 20% 2017A 21% 71% 20% 71% 340 6% 2013A 7% 20% 4% 8% 71% 2015A 3% 20% 70% 2016A 1,009 3% 9% 69% 15% 19% 62% 2023E 389 488 544 2014A Private primary care Private hospitals Public primary care Public hospitals 58% 42% 2014A 10 2013A 41% 59% 41% 41% 59% 2015A 59% 2016A 40% 60% 2017A 38% 62% 2023E 5 7 8 13 40 1st tier 2nd tier RHS: Remove “UFH” from “PREMIUM HEALTHCARE EXPENDITURE 2 OF UFH IN CHINA”

3 3 CHINA IS UNDER - PENETRATED IN PRIVATE HEALTHCARE 0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75 80 85 300 700 500 600 900 1,000 1,100 400 1,300 1,200 800 5,300 0 Germany SOUTH AFRICA Spain Private healthcare spending per capita (US$) Taiwan South Korea GDP per capita (US$ ‘000) Canada Japan United States Singapore China France Switzerland BRAZIL Australia Asia NA EU LatAm & Africa AU South Africa and Brazil have lower/comparable income but higher spending than China China Tier 1 1 Hong Kong 2 Source: EIU, Euromonitor, BMI, Hong Kong Food and Health Bureau; A s of 2017 1. Tier 1 cities include Beijing, Shanghai, Guangzhou and Shenzhen. Private healthcare spending per capita assumed to mirror private vs. public hospital revenue trends in China 2. Private healthcare spending per capita assumed to mirror private vs. public hospital revenue trends in China

4 4 (2,300) ( RMB bn ) TOP TRENDS IN THE CHINESE PUBLIC AND PRIVATE HOSPITAL SECTORS Source: Frost & Sullivan, PwC survey on urban middle class Chinese, National Health and Family Planning Commission, Company Analysis; As of 2016 SCARCITY AND UNEVEN DISTRIBUTION OF QUALITY MEDICAL RESOURCES IMMENSE PRESSURE ON PUBLIC HEALTHCARE SYSTEM 3 hours Average time to visit a physician ~90% Average bed occupancy rate in public hospitals 5 mins Actual time spent in a physician consultation Class III: 2,232 (8%) Class II: 7,944 (27%) Class I: 9,282 (32%) Unrated: 9,682 (33%) # of Annual Hospital Outpatient Visits (mm) Class III: 1,628 (50%) Class II: 1,217 (37%) Class I: 218 (7%) Unrated: 207 (6%) # of Hospitals in China EXPECTED DEFICIT OF THE BASIC SOCIAL MEDICAL INSURANCE 2020E 2026E Deficit is expected to arise TOP TRENDS IN THE PRIVATE HOSPITAL SECTOR Private hospitals in China are facing challenges that present unique opportunities for a branded comprehensive player like UFH Lack of a Comprehensive Service Provider − Most private hospital systems are focused on a single specialty / low acuity situations Highly Fragmented Market − Limited scaled players provide opportunity for a large, branded player like UFH Willingness to Pay − >80% of patients are willing to pay a premium to visit a private hospital − Huge under supply of premium hospitals Brand Recognition and Reputational Issues − Scarcity value as few players have both a strong brand and reputation TOP TRENDS IN THE PUBLIC HOSPITAL SECTOR Swap bran recognition and reputational issues before Willingnes to pay, as the first two are about supply, and the willingness to pay is about demand.

5 5 25 40 64 103 314 106 139 183 240 483 131 179 247 343 797 90 109 155 212 303 7% 8% 11% 15% 22% 0 200 400 2000A 2010A 2020E 2030E 2040E Population Aged 65+ as % of Total Population AGING POPULATION AND COMMERCIAL HEALTHCARE INSURANCE ARE KEY LONG TERM GROWTH DRIVERS OF HEALTHCARE SERVICES 15% 28% CAGR 18 - 23 (%) 15% 25% CAGR 12 - 18 (%) RAPIDLY AGING POPULATION China population aged 65+ (Persons mm) HIGH - END PHI 2 ADDRESSABLE POPULATION ('000) COMMERCIAL HEALTH INSURANCE GWP 1 (US$ bn) 2 China Population Aged 65+ (Persons mm) 2012A 2014A 2016A 2018E 2023E Source: United Nations, China Insurance Yearbook, CIRC, McKinsey Global Institute, Company Analysis 1. Include all local and foreign players. Health insurance GWP (gross written premium) includes premium sold by both life and P& C insurers 2. PHI = Private Health Insurance 3. Exchange rate at USD:RMB = 1.00 : 6.80 Tier 1 cities Tier 2 cities 2023E 2012A 13 2016A 2014A 2018E 23 59 94 294 Add “Commercial” in header of middle chart Add Definition of PHI to footnote

6 6 THE LEADING COMPREHENSIVE HEALTHCARE SERVICES PROVIDER IN CHINA 2018 A REVENUE 2 MOST COMPREHENSIVE HEALTHCARE SERVICES OFFERING Covering over 30+ specialties while major peers 1 only have 10 - 15 specialties High entry barriers Source: Company, Company Analysis 1. Major peers include Parkway Health, AmCare, HarMoniCare, American - Sino and New Century Healthcare 2. Revenue and breakdown based on 2018A except for Company A (2018 annual report not released) 3. Other Specialties include Medical Aesthetic, Oncology, Dental, Neurology, and Emergency Medicine 4. Refers to Beijing, Shanghai, Guangzhou and Shenzhen 5. Includes Shanghai hospital revenue only 6. As of Ju l 29, 2019 except for Company A; Company A entered into stock suspension since Apr 1, 2019 General Surgery OB/GYN Internal Medicine Peds Ortho Other Specialties 3 Estimated revenue contributions from new facilities with pre - spent Capex (~4 - 5x the size of the existing mature hospitals) Existing facilities 2018A: 2,059 4.8% 77.7% 17.5% 32.2% 16.6% 23.2% 15.6% 5.5% 924 7.7% 7.1% 615 # of Tier 1 cities 4 2 1 4 (RMB mm) OB/GYN focus Peds focus Largest comprehensive group All 4 Tier 1 cities in China Complementary strategic coverage in selective Tier 2 cities BROADEST GEOGRAPHIC COVERAGE One of the largest multi - specialty healthcare services group ONE OF THE LARGEST BY REVENUE PRIVATE PUBLICLY LISTED OB/GYN and Peds OB/GYN and Peds Family Medicine 2 2 1 8.7% Family Medicine ~90% ~10% 1,000 490 (5) ~10% 350 83.4% ~90% Company A Company B UFH Company C 5 Company D Company E Market Capitalization (US$ mm) 6 198 6 212 N/A N/A N/A N/A “One of the largest premium integrated healthcare service groups” Take out C - MER Add back Kangning / Kanghua / CCM (once have a general hospital in Xi’an)

7 7 VALUE CREATION SUMMARY

8 8 SUM - OF - THE - PARTS VALUATION: TODAY 1,198 2,091 1,440 825 68 Operating Assets Expansion Assets (Tier 1) 1 PFMA Enterprise Value of NFC 2 Operating Assets (BJ, SH Puxi, Tianjin, Rehab, Qingdao) • Valued at 16x 2020E Adjusted EBITDA of US$ 75mm (RMB 589mm less 50% of HQ cost allocation) vs. 15 - 21x 2020E Adjusted EBITDA for regional healthcare service leaders with similar growth profile (reflecting 1 year of ramp - up in new SH Puxi and no contribution from Qingdao) Expansion Assets (Tier 1 only) • Valued at 5 .8x Stabilized EBITDA of US$ 142mm (based off discounted cash flow of Guangzhou, Pudong, BJ Datun and 50% of HQ cost allocation since 2019 with 13% WACC and 16x terminal multiple) • Expansion assets will generate RMB 11mm revenue per bed at stabilization, comparing with RMB 13mm for BJ and RMB12 mm for SH Puxi in 2018 SZ Mgmt Contract • Valued at US$ 68mm (based off discounted cash flow of Shenzhen management contract since 2019 with 13% WACC and 16x terminal multiple) 1 2 3 1 3 2 Notes: 1. DCF includes 100mm outstanding investments in stabilized assets 2. Fully diluted (including SPAC founder shares dilution ) (in US$ mm unless otherwise noted) SZ Mgmt. Contract SOTP Valuation ($10.0/share) ($14.9/share 3 ) ($8.5/share 3 ) ($5.9/share 3 ) ($0.5/share 3 ) Sum of the parts valuation of NFC post acquisition of UFH Acquisition Cost of UFH Beijing, Shanghai Puxi Tier 2 3. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875 mm SPAC warrants

9 9 POTENTIAL TRANSACTION VALUE CREATION $10.0/Share 1 $39.4 - $45.2/Share 1 $9.0 - $9.5 1 $3.5 - $4.0 1 $3.0 - $3.5 1 $3.5 - $4.0 1 $0.4 - $0.7 1 $6.0 - $6.5 1 $4.0 - $7.0 1 Expansion Asset Organic Growth 2 Operating Asset Organic Growth 2 Call Option on Shenzhen Opco 5 UFH 1 2 3 4 Bolt - on Acquisitions 6 Multiple Re - Rating 5 Immediate Near - Term Medium - Term 6 • Organic growth from Tier 1 and Tier 2 existing assets in line with historical growth rate • Current at roughly 50% of stabilized state 1 • Ramp - up of Tier 1 new assets (GZU, PDU and DTU) to <50% the efficiency and productivity of BJU and SHU 2 • Management contract model which charges a fixed brand fee and a variable fee with a call option • Lease and operate model in key 2nd tier cities such as Hangzhou and Chengdu 3 • US$300 - 400 mm of acquisitions done at 10x LTM EBITDA (approximately US$ 150 - 200mm of which is currently in preliminary term sheet discussion) • Leverage extensive experience of NFC Management 6 • Assume re - rating to regional leader multiple of 20x NTM EBITDA 7 Tier 2 City Expansion 3 7 UFH Status Quo Other Initiatives 4 • Other Initiatives include continued expansion of managed care business, opening of IVF centers in select cities, additional outpatient networks in Beijing, Shanghai, Guangzhou and Shenzhen and selected 2nd tier cities 4 • Call option exercised on the Shenzhen Opco at fair market value 5 Notes: 1. Assuming US$ 300mm net debt post transaction and 132mm total number of shares before accounting for the exercise of 26.875mm SPAC warrants 2. US$ 1.70 - 1.75 bn of incremental equity value from organic growth of existing facilities and facilities under construction 3. US$ 400 - 450mm of incremental equity value from 2nd tier cities expansion with additional management contracts and launch of Hangzhou / Chengdu Hospitals 4. US$ 500 - 550mm of incremental equity value from additional IVF centers, outpatient clinics and managed care program 5. ~US$50mm of incremental equity value from exercising the call option of Shenzhen hospital 6. Range reflects acquisition of US$300 - 400mm of assets; assumes target acquired at 10.0x LTM EBITDA, reflecting valuation of single - asset hospitals and clinics

10 10 UPSIDE CATALYSTS DELIVERING ADDITIONAL VALUE Scale more capital efficiently by using a combination of lease/operated and managed contract model in Tier 2 cities Grow from 4 Tier 1 to 46 Tier 2 cities (in partnership with strategic real estate developers) Establishing sub - brands to further broaden UFH’s outreach within the local population and enhance UFH's brand equity FULLY EXPLORE POTENTIAL IN TIER 2 CITIES CLEAR SPECIALTY FOCUS ENHANCED OUTPATIENT NETWORK MANAGED CARE AND OTHER INITIATIVES M&A OPPORTUNITIES TECHNOLOGY UPGRADES Continue deep specialization in select areas but maintain a comprehensive suite of services Grow IVF from Tianjin to nationwide New centers of excellence: oncology, orthopedics, ENT, sleep center, geriatric center, gynecology, advanced surgical , etc. Continue to replicate the successful hub & spoke model from Beijing to nationwide Maximize clustering effects by setting up additional complementary services Broaden our service suite though clinics and pharmaceutical services Focus on increasing acuity services (robotics, oncology, advance imaging) to drive ASP / margin and create higher barriers to competitors Continued investment in the AI and mobile technology for data analytics, online consultation, risk underwriting, preventive care Roll out managed care network on the back of the largest private provider system in China Further spin - off of procurement, staffing and IT service verticals as standalone businesses that service 3rd parties Strategic acquisitions of specialty hospitals, outpatient and services network to further complement our existing portfolio Management contracts include a right to acquire managed hospitals

11 11 # of cities 4 46 1 Population 72mm 339mm GDP per Capita RMB 149k RMB 99k High - End Hospital Presence Current UFH Coverage 2019E Rev: RMB 2,218mm 2 15 - 19E CAGR: 13.8% 2 2019E Rev: RMB 257mm 3 15 - 19E CAGR: 40.7% 3 Source: National Bureau of Statistics, Oxford Economics, McKinsey Global Institute, Company Analysis ; As of 2017 1. Tier 2 cities are defined as cities with 2016 GDP (latest available consistent historical data in McKinsey Global Institute) from RMB 200 - 1500bn, in 2010 price 2. Tier 1 coverage includes 7 hospitals in Beijing (3) /Shanghai (2) /Guangzhou (1) /Shenzhen (1) and 11 clinics in Beijing (8), Shanghai (2), and Guangzhou (1) 3. Tier 2 coverage includes 2 hospitals in Tianjin (1) /Qingdao (1) and 3 clinics in Hangzhou (1) / Bo’Ao (1) / Wuxi (1). Current Pipeline Limited competition More competition POTENTIAL ON TIER 2 CITY EXPANSION Tier 1 Tier 2 4 MOU signed

12 12 TECHNOLOGY INITIATIVES 12

13 13 Illustrative Pro Forma Valuation Ownership Post-Transaction RMB 1 USD Stake % NFC IPO 22% NFC Illustrative Share Price 68.00 10.00 NFC FPA 14% (x) Pro Forma Shares Outstanding (mm) 2,3 132.0 132.0 NFC New Issuance 3 43% Fully Distributed Equity Value 8,979 1,320 NFC SPAC Dilution 9% Plus: Pro Forma Net Debt 816 120 Management 4,5 5% Fully Distributed Enterprise Value 9,795 1,440 Fosun 7% Total 100% Uses of Funds Sources of Funds Quantum Quantum % of RMB 1 USD RMB 1 USD Total Cash Proceeds to Vendors 7,902 1,162 Term Loan A 3 2,040 300 20% Cash to the Balance Sheet 1,020 150 NFC IPO 1,955 288 19% Transaction Fees 204 30 NFC FPA 6 1,292 190 13% Total Cash Uses 9,126 1,342 NFC New Issuance 3 3,839 565 38% Roll-over Equity 1,081 159 Roll-over Equity 1,081 159 11% Total Uses 10,207 1,501 Total Sources 10,207 1,501 100% SOURCES & USES OF FUNDS Note : 1 . Exchange rate at USD : RMB = 1.00 : 6.802. Includes an estimated 59.7 m shares held by NFC public and Forward Purchase Agreement investors (including 28.8 mm public NFC shares, 11.9 mm NFC Founder shares, 19.0 mm shares issued to FPA investors), 15.9 mm rollover shares issued to existing UFH shareholders, and at least 56.5 mm shares issued to PIPE investors ; excluding NFC warrants, which are currently out - of - the - money ; all share information throughout this presentation assumes no redemptions by public shareholders, assumes a US $ 10.00 per share price for illustrative purposes and assumes conversion of the class B Founder Shares into Class A common shares on a 1 : 1 basis in connection with the business combination 3 . Depending on the outcome of trust account redemption and other considerations, NFC may increase initial primary capital or reduce the debt drawdown by approximately US $ 100 mm in total and increase the NFC new PIPE issued by approximately US $ 100 mm, which may increase total shares count to 142 mm but will not impact the Fully Distributed Enterprise Value 4 . Management exercise ESOP plan using fully diluted basis 5 . Subject to further confirmation with ESOP participants before closing, assuming full vesting of ESOP with a small portion of RSU & options rolling over to NFC RSU & options 6 . FPA : Forward Purchase Agreement 7 . Value of management shares at US $ 10.0 less estimated income tax of ESOP vesting less repayment of company loan to executives Management roll - over estimated ~85% of net value 7 held pre - transaction $711 million of PIPE committed as of July 30 th (subject to 25% scale back at NFC’s discretion) TBD

14 14 INVESTMENT HIGHLIGHTS Well - established nationwide platform with scale and an experienced management platform 4 Attractive valuation on a sum - of - the - parts basis 5 Multi - dimensional growth opportunities 6 The leading comprehensive healthcare services provider with the most reputable brand in China 2 Robust outlook of the Chinese private healthcare industry supported by favorable long term secular drivers 1 Unique hospital + clinic hub & spoke network; “entire lifecycle” coverage 3 Substantial platform synergies with New Frontier led by a proven management team 7

15 15 APPENDIX A – FINANCIALS & BENCHMARKING

16 16 SUBSTANTIAL INVESTMENTS HAVE BEEN MADE FOR FUTURE EXPANSION Notes: 1. Includes 16,532 sq.m. from Beijing Hospital and 7,972 sq.m. from Beijing Clinics. Beijing Clinics expanded from 6,887 sq.m . to 7,972 sq.m. in 2015 with the opening of 2 new clinics 2. Total GFA of Shanghai Puxi (incl. clinics) was 5,900 sq.m. until 2018. Shanghai Puxi (incl. clinics) underwent an expansion to reach a total GFA of 21,769 sq.m. in 2019 3. Consists of Tianjin with a total GFA of 6,900 sq.m., Beijing Rehab with a total GFA of 11,520 sq.m. and Qingdao (opened in 2015) with a total GFA of 20,000 sq.m. (with 10,000 sq.m. more capacity in building B) 4. Guangzhou expanded its total GFA from 648 sq.m. in 2017 (consisting only of Guangzhou Clinic) to 70,607 sq.m. in 2018 following the opening of its Guangzhou Hospital 5. Shenzhen facility is currently estimated to have approximately 250 - 350 beds and will initially be operated under a management contract model Area Bed in Use GFA (sqm) 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E Beijing (incl. Clinics) 1 24,504 78 83 84 91 93 93 95 95 97 97 Shanghai Puxi (incl. Clinics) 2 21,769 36 39 41 41 71 71 80 80 90 90 Tier 2 (TJ, QD, Rehab) 3 48,420 99 120 130 142 156 167 194 194 214 214 Sub-total 94,693 213 241 255 274 320 331 369 369 401 401 Guangzhou (incl. Clinics) 4 70,607 - - - 105 105 105 120 120 140 140 Shanghai Pudong 28,471 - - - 85 85 85 100 100 100 100 Beijing Datun 22,834 - - - - - 62 62 80 90 100 Shenzhen (mgmt. contract) 5 64,000 - - - - - - 100 150 150 150 Sub-total 185,912 - - - 190 190 252 382 450 480 490 280,605 213 241 255 464 510 583 751 819 881 891 Operating Assets Expansion Assets (Tier 1) Total

17 17 Revenue Breakdown (RMB mm) 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E 15-18A CAGR 18-20E CAGR 18-24E CAGR Beijing (incl. clinics) 751 962 1,064 1,168 1,304 1,423 1,542 1,656 1,773 1,899 15.8% 10.4% 8.4% Shanghai Puxi (incl. clinics) 1 496 508 495 492 531 682 792 882 976 1,076 (0.2%) 17.7% 13.9% Tier 2 (TJ, QD, Rehab) & Other Assets 2 102 150 207 305 374 461 539 612 684 753 44.2% 23.0% 16.3% Sub-total 1,348 1,620 1,766 1,965 2,209 2,566 2,873 3,150 3,433 3,727 13.4% 14.3% 11.3% Expansion (GZ 3 , SH Pudong, BJ Datun) 42 50 59 97 285 526 786 1,053 1,340 1,641 32.1% 133.3% 60.3% Shenzhen (mgmt. contract) - - - - 5 9 14 12 24 40 Sub-total 42 50 59 97 290 535 800 1,065 1,364 1,681 32.1% 135.2% 61.0% Expansion Assets (Tier 2) 4 5 6 3 (3) 2 15 30 47 67 88 1,395 1,675 1,828 2,059 2,501 3,116 3,704 4,262 4,863 5,496 13.8% 23.0% 17.8% Revenue per Bed (RMB mm) Beijing (incl. clinics) 9.6 11.6 12.7 12.8 14.0 15.3 16.2 17.4 18.3 19.6 10.0% 9.2% 7.3% Shanghai Puxi (incl. clinics) 13.8 13.2 12.1 12.0 7.5 9.6 9.9 11.0 10.8 12.0 (4.5%) (10.5%) (0.1%) Tier 2 (TJ, QD, Rehab) & Other Assets 1.0 1.3 1.6 2.1 2.4 2.8 2.8 3.2 3.2 3.5 27.8% 13.4% 8.6% Sub-total 6.3 6.7 6.9 7.2 6.9 7.8 7.8 8.5 8.6 9.3 4.2% 4.0% 4.4% Expansion Assets (Tier 1) 5 - - - 0.5 1.5 2.1 2.8 3.5 4.1 4.8 45.5% Expansion Assets (Tier 1) Operating Assets Expansion Assets (Tier 1) Others Total Operating Assets REVENUE SUMMARY (EXCL. M&A) Notes: 1. Shanghai Puxi's historical revenue growth was limited by capacity constraints and out of date infrastructure (only 5,900 sq.m. GFA incl. clinics ). Shanghai Puxi will operate in a new, expanded complex (~1km from our existing complex) from the end of Q2 / beginning of Q3 2019 2. Other Assets include Bo’Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business 3. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 clinic with a total GFA of 648 sq.m. 4. Expansion assets (Tier 2) include HQ 5. Expansion Assets' Revenue Per Bed excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues 6. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018 See Appendix P44 for back - up Expected US$10 - 12mm revenue per bed at stabilization 6

18 18 Adjusted EBITDA 1 Breakdown (RMB mm) 2015A 2016A 2017A 2018A 2019E 2020E 2021E 2022E 2023E 2024E 15-18A CAGR 18-20E CAGR 18-24E CAGR Beijing (incl. clinics) 117 257 282 310 345 371 402 430 461 494 38.4% 9.5% 8.1% Shanghai Puxi (incl. clinics) 2 141 157 140 126 130 176 212 238 263 288 (3.7%) 18.0% 14.7% Tier 2 (TJ, QD, Rehab) & Other Assets 3 (91) (48) (36) (9) (6) 42 79 103 126 147 Sub-total 167 366 386 426 469 589 694 771 851 928 36.6% 17.5% 13.8% Expansion (GZ, SH Pudong, BJ Datun) 4 5 8 (52) (177) (167) (55) 57 164 271 384 Shenzhen (mgmt. contract) - - - - 5 9 14 12 24 40 Sub-total 5 8 (52) (177) (162) (46) 71 177 295 425 Expansion Assets (Tier 2) 5 - - - - - 9 20 32 45 60 HQ 6 (116) (130) (147) (140) (168) (160) (160) (168) (176) (185) 6.6% 6.8% 4.8% 57 244 187 110 140 392 625 812 1,014 1,227 24.6% 89.1% 49.6% Adjusted EBITDA Margin (%) Beijing (incl. clinics) 15.5% 26.8% 26.5% 26.5% 26.5% 26.1% 26.1% 26.0% 26.0% 26.0% Beijing (hospital only excl. clinics) 14.0% 27.3% 28.7% 30.2% 30.0% 29.2% 29.0% 28.6% 28.6% 28.4% Shanghai Puxi (incl. clinics) 28.5% 30.9% 28.2% 25.6% 24.5% 25.7% 26.8% 27.0% 27.0% 26.8% Tier 2 (TJ, QD, Rehab) & Other Assets (89.2%) (32.2%) (17.3%) (3.1%) (1.6%) 9.2% 14.7% 16.9% 18.5% 19.5% Sub-total 12.4% 22.6% 21.9% 21.7% 21.2% 22.9% 24.2% 24.5% 24.8% 24.9% Expansion (GZ, SH Pudong, BJ Datun) 7 12.5% 15.7% (88.7%) (182.6%) (58.6%) (10.4%) 7.2% 15.6% 20.2% 23.4% 4.1% 14.6% 10.2% 5.3% 5.6% 12.6% 16.9% 19.0% 20.9% 22.3% Overall Operating Assets Expansion Assets (Tier 1) Others Total Operating Assets Expansion Assets (Tier 1) ADJUSTED EBITDA SUMMARY (EXCL. M&A) Notes: 1. Reconciliation of historical Adjusted EBITDA to net income / (loss) can be referred in Appendix D. Adj. EBITDA (excl. loss from expansion assets) excludes Guangzhou / Pudong / Datun in 2019; excludes Pudong / Datun in 2020; and excludes Datun only in 2021; 2. Shanghai Puxi's historical Adj. EBITDA growth was limited by capacity constraints (only 5,900 sq.m. GFA incl. clinics) and infrastructure limitations relative to patient volumes 3. Other Assets include Bo’Ao Clinic, Hangzhou Clinic and Yuesao (post partum care worker) business 4. Prior to Guangzhou Hospital's opening in 2018, Guangzhou consisted of 1 family health clinic 5. Expansion assets (Tier 2) doesn’t include HQ 6. HQ loss is evenly allocated between operating assets and expansion assets 7. Expansion Assets Adjusted EBITDA margin excludes Shenzhen (mgmt. contract). Shenzhen (mgmt. contract) revenues are derived from fixed branding and management fees as a % of hospital revenues 8. Represent asset performance once it reaches a level of revenue per bed similar to Beijing and Shanghai in 2018 US$ 75mm Adjusted EBITDA for Operating Assets after allocating 50% HQ expense Expected 25 - 30% adj. EBITDA margin at stabilization 8 Reflected double rental payment in Shanghai Puxi hospital (for both old and new sites) during 2018 and 2019 Adjusted EBITDA margin impacted by double rent for Shanghai Puxi Hospital (for both old and new sites) during 2018 and 2019 Note on double rent added

19 19 HOSPITALS: LONG TERM MATURITY CYCLE 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1,000 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 TJU (6,900 sqm) BJU (26,596 sqm) SHM (5,900 sqm) Rehab (11,520 sqm) QDU (30,000 sqm) Hospital Revenue (mm RMB) SH hospital is the smallest hospital (4,131 sqm) and has been struggling to take on additional patient volume and develop higher acuity services GZM (70,607 sqm) May - 19 (Month 8 1 ) Run Rate Revenue 2 (RMB 173mm) PDU (28,471 sqm) May - 19 (Month 6 1 ) Run Rate Revenue 2 (RMB 111mm) Source: Company ( Unaudited) 1 Since the hospital obtained its OB license 2 Run - rate revenue is defined as monthly revenue * 12

1 1 23.0% 14.3% 28.4% 51.7% 14.8% 7.9% 14.1% 3.1% 12.9% UFH All UFH Operating Assets Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals Average: 40.1% 13.8% 13.4% 36.3% 63.1% 8.4% 7.6% 6.0% 1.5% 17.0% UFH All UFH Operating Assets Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals China Leaders Ex - China Regional Leaders Source: FactSet and company disclosures as of Jul 29, 2019 1. UFH's historical growth has all been derived from organic growth from its own hospitals 2. Operating asset Revenue includes other assets (i.e. Bo’Ao clinic, Hangzhou Clinic, Y uesao (post partum care worker) business and asset light business) 3. Estimated breakout of organic growth and M&A growth 4. Historical revenue CAGR represents 2016 - 2018 CAGR as previous financial data is not available 5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015 6. Apollo Hospitals underwent a large capacity expansion project between 2015 and 2018 and also acquired Nova Specialty Hospi tal s (11 hospitals in total) in Jan 2015 3 5 Average: 13.6% Average: 49.7% Average: 8.1% 2018A - 2020E REVENUE CAGR (%) 1 1,2 3 1 1,2 Average: 10.6% China Leaders Ex - China Regional Leaders Average: 18.7% Est. Organic growth Est. M&A 3 2015A - 2018A REVENUE CAGR (%) 6 5 Est. Organic growth Est. M&A 3 BENCHMARKING ANALYSIS 4 37

2 2 88.8% 17.5% 25.6% 58.1% 19.0% 9.5% 1.6% 5.5% 18.6% UFH All UFH Operating Assets Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 24.8% 36.7% 38.4% 69.5% 5.0% 6.5% 3.1% 5.5% 8.0% UFH All UFH Operating Assets Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2015A - 2018A Adjusted EBITDA CAGR (%) Source: FactSet and company disclosures as of Jul 29, 2019 1. UFH's historical growth has all been derived from organic growth from its own hospitals 2. Operating asset EBITDA includes other assets (i.e. Bo’Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business) 3. Breakout of organic growth and M&A growth based on company estimates 4. Historical adjusted EBITDA CAGR represents 2016 - 2018 CAGR as previous financial data is not available 5. Adjusted to exclude IHH's acquisition of Global Hospitals in 2015 Average: 30.8% 2018A - 2020E Adjusted EBITDA CAGR (%) Average: 5.6% Average: 53.2% 1 1,2 Average: 10.8% Average: 54.0% 3 5 1 1,2 3 3 Est. Organic growth Est. M&A Est. Organic growth Est. M&A China Leaders Ex - China Regional Leaders China Leaders Ex - China Regional Leaders Average: 41.9% BENCHMARKING ANALYSIS (CONT’D) 4 38

3 3 5.3% 21.7% 25.7% 38.5% 21.5% 22.1% 20.8% 32.8% 10.8% UFH All UFH Operating Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2018A Adjusted EBITDA MARGIN (%) China Leaders Ex - China Regional Leaders Source: FactSet and company disclosures as of Jul 29, 2019 1. Exclude clinics 2. Define ramp up hospital as hospitals with less than 3 years of operating history or still in pipeline 3. UFH ramp up hospitals include Pudong, Guangzhou, Datun, New Puxi and Shenzhen (under management contract) NUMBER OF HOSPITALS 1 Average: 13.5% Average: 32.1% Average: 21.6% 4. Include Aier Hospitals within the listed entity only. Ramp - up hospitals are kept outside of the listed entity until stabilize d 5. Including facility under management and in the US 6. UFH Operating asset Adjusted EBITDA margin calculation doesn’t include other assets (i.e. Bo’Ao clinic, Hangzhou Clinic, Yuesao (post partum care worker) business and asset light business) 6 9 94 7 83 47 3 2 43 UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals China Leaders Ex - China Regional Leaders 4 Ramp - up Hospitals 2 5 3 0 4 0 5 5 N/A 2 0 4 BENCHMARKING ANALYSIS (CONT’D) 5 39

4 4 3.9x 9.1x 10.3x 4.5x 5.0x 3.6x 6.3x 2.1x 3.1x 7.2x 8.6x 4.1x 4.6x 3.0x 6.0x 1.9x 2.6x 5.1x 7.2x 3.7x 4.2x 2.6x 5.8x 1.6x UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2019E 2020E 2021E 70.1x 25.1x 36.3x 27.0x 20.0x 22.1x 19.8x 18.7x 18.6x 25.0x 18.5x 29.0x 20.6x 17.8x 20.3x 18.4x 17.5x 15.8x 15.7x 13.4x 20.7x 16.3x 16.0x 18.4x 15.2x 16.5x 13.5x UFH All UFH (excl. Losses from Expansion Assets) Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2019E 2020E 2021E EV/REVENUE EV/A djusted EBITDA 2019E Average: 9.7x 2020E Average: 7.9x 2021E Average: 6.2x 2019E Average: 4.3x 2020E Average: 3.9x 2021E Average: 3.6x 2019E Average: 31.6x 2020E Average: 24.8x 2021E Average: 18.5x 2019E Average: 19.8x 2020E Average: 18.0x 2021E Average: 15.9x Source: FactSet consensus estimates as of Jul 29, 2019 1. UFH (excl. losses from new assets)'s multiples are calculated based on Adjusted EBITDA of UFH excluding losses from expans ion assets (i.e. excludes Guangzhou / Pudong / Datun in 2019; excludes Pudong / Datun in 2020; and excludes Datun only in 2021) with allocation of 50% HQ cost China Leaders Ex - China Regional Leaders TEV = US$ 1.44bn China Leaders Ex - China Regional Leaders TEV = US$ 1.44bn BENCHMARKING ANALYSIS (CONT’D) 40

5 5 Source: FactSet consensus estimates as of Jul 29, 2019 1. Expected book value calculated based on net asset as of Mar 31, 2019 excluding 2019 estimated net loss with capital inject ion in 2019 for CAPEX added BENCHMARKING ANALYSIS (CONT’D) 2.2x 13.2x 3.2x 2.1x 4.8x 2.3x 6.1x 5.1x n.a. 11.3x 3.0x 2.0x 4.6x 2.2x 5.4x 4.6x n.a. 9.9x 2.8x 1.9x 4.4x 2.1x 5.0x 4.0x UFH All Aier Eye Hospital Jinxin Fertility IHH Bangkok Dusit Medical Raffles Medical Group Bumrungrad Hospital Apollo Hospitals 2019E 2020E 2021E P/B 1 China Leaders Ex - China Regional Leaders Equity value = US$1.32bn 2019E Average: 4.1x 2020E Average: 3.8x 2021E Average: 3.5x 2019E Average: 8.2x 2020E Average: 7.2x 2021E Average: 6.4x 41

25 25 APPENDIX B – ADDITIONAL MATERIALS

26 26 UNIQUE HOSPITAL + CLINIC HUB & SPOKE NETWORK INTEGRATED HEALTHCARE SERVICES MODEL GENERATING SIGNIFICANT SYNERGIES BEIJING HOSPITAL REFERRAL REVENUE FROM CLINICS AND CONTRIBUTION TO TOTAL HOSPITAL REVENUE (RMB mm) BEIJING HOSPITAL REFERRAL PATIENT VISITS FROM CLINICS THE ONLY HUB & SPOKE BUSINESS MODEL IN CHINA Source: Company Hospitals Clinic Clinic Clinic Clinic Clinic Clinic 79 88 93 9.4% 9.7% 9.2% 2016 2017 2018 815 891 768 27,147 2016 2017 2018 24,300 31,363 Outpatient Inpatient

27 27 OPERATING ASSET – HOSPITAL EXPANSION COMPARISON BJU EXPANSION PROJECTS Projected performance of SHU similar to that of BJU from 2012 to 2014 where the size of facility increased ~ 130% . Revenue in the same period increased by 38 % Despite the facility size of SHU increased by more than 4 x, current case conservatively assumes revenue increase by 39 % SHANGHAI PUXI EXPANSION PROJECTS Pre-Expansion (2012) Post Expansion (2014) % Change 12-14 CAGR Pre-Expansion (2018) Post Expansion (2020E) % Change 18-20 CAGR Area (sqm) 4,831 11,136 130.5% 4,131 20,000 384.1% Bed Number 46 73 58.7% 41 71 73.2% Total Revenue 483 665 37.6% 17.3% 492 682 38.6% 17.7%

1 1 APPENDIX C – DIVISIONAL DEEP DIVE

2 2 1,390 1,909 2,150 2,210 5,535 10,943 0 4,000 8,000 12,000 2013A 2018E 2023E 744 829 646 1,080 1,280 434 200 BEIJING MARKET OVERVIEW 13 27 55 115 298 608 33 35 40 161 360 703 0 200 400 600 800 2013A 2018E 2023E Local Insurance Coverage Local Out of Pocket Expat Supply Demand Mid - to High - End Inpatient Supply and Demand Disparity 2,4 (No. of Beds) Beijing Market Size - Total No. of Addressable Households 1 (000's) Beijing Market Size - By Specialty (US$ mm) 3 Total No. of Mid - to High - End Hospital Beds Supply 4 (No. of Beds) 1.6x 2.9x 5.1x 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population which is assumed to be 4.57 beds per thousand people in 2013 and 5.06 beds per thousand people in 2018 - 2023, according to CEIC stats; supply is based on # of beds for public hospital VIP wards and private premium hospitals in 2 018 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Exclude AmCare / Beijing Children’s Hospital in Daxing Huangcun (estimated opening in 2020) and PKUIH new international hospital (2014/2016) 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A Public Private 85 519 1,390 1,909 241 2,150 41 870 2023E All 200 new private hospital beds are from UFH 37% 13% % increase of new mid - to - high - end hospital beds 159 121 149 163 315 305 319 495 OB/GYN Pediatrics GP Orthopedics

3 3 OVERVIEW OF UFH IN BEIJING Existing hospital Datun hospital Clinics Rehab hospital Source: Company 1. In Sep 2018, Beijing government published new rule prohibiting any new Class III hospitals or beds within in the 5th Ring High - tech cluster Financial District Embassy area CBD University cluster SOE headquarters Expats cluster Airport 5th Ring 1 Wealthy local community Overview of Beijing Beijing United Family Facilities

4 4 1,081 1,135 1,180 2,503 4,373 2,138 1,870 1,446 3,638 5,353 3 3,952 8,207 13,874 0 5,000 10,000 15,000 2013A 2018E 2023E SHANGHAI MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Shanghai Market Size - By Specialty (US$ mm) 4 Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) 21 42 85 209 438 760 52 41 37 281 522 882 0 400 800 1,200 2013A 2018E 2023E 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Demand is calculated through addressable market size (# households 2018 in model x household size) and bed per population which is assumed to be 4.68 beds per thousand people in 2013 and 5.24 beds per thousand people in 2018 in Shanghai, according to CEIC stats; supply is based on #of beds for public hospital VIP wards and private premium hospital in 2018 3. Forward looking until 2021 4. Exchange rate at USD:RMB = 1.00 : 6.80 54 3,638 45 1,446 2,192 1,915 Shanghai Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.7x 2.3x 2.6x 2014A - 2018E New Hospitals 2018E 2019E - 2021E New Hospitals 2021E 2013A 5,553 Supply Demand 152% 53% % increase of new mid - to - high - end hospital beds 365 Local Insurance Coverage Local Out of Pocket Expat 240 192 262 98 406 405 589 175 OB/GYN Pediatrics GP Orthopedics

5 5 OVERVIEW OF UFH IN SHANGHAI Source: Company Clinics Old Puxi hospital New Puxi hospital Pudong hospital Financial District CBD Expats cluster Wealthy community International schools Expats cluster Outer Ring Hongqiao Airport Pudong Airport United Family Fengshang Clinic Shanghai United Family Pudong Hospital Shanghai United Family Hospital Shanghai United Family Facilities Overview of Shanghai

6 6 % increase of new mid - to - high - end hospital beds 386 425 264 614 914 350 300 615 1,000 1,339 4 1,409 3,539 8,433 0 3,000 6,000 9,000 2013A 2018E 2023E GUANGZHOU MARKET OVERVIEW Mid - to High - End Inpatient Supply and Demand Disparity 2 (No. of Beds) Total No. of Mid - to High - End Hospital Beds Supply (No. of Beds) Supply Demand 4 6 12 87 208 512 10 11 12 100 225 536 0 200 400 600 800 2013A 2018E 2023E Guangzhou Market Size - By Specialty (US$ mm) 3 2018E 2018E 2018E 2018E 2023E 2023E 2023E 2023E Source: NHFPC, Company Analysis 1. Total addressable households are calculated using the sum of expats, affluent households and local insurance coverage Addressable households defined as households with annual income more than 324K RMB 2. Bed demand calculated by addressable market size (number of households x average household size) and bed per population (4 .68 in 2013 and 5.24 in 2018 - 2023) 3. Exchange rate at USD:RMB = 1.00 : 6.80 4. Forward looking until 2020 1,339 351 35 39 615 385 1,000 339 Guangzhou Market Size - Total No. of Addressable Households 1 (000's) Public Private 2.3x 3.5x 6.3x 2014A - 2018E New Hospitals 2018E 2019E - 2023E New Hospitals 2013A 2023E 63% 34% 100 from UFH Local Insurance Coverage Local Out of Pocket Expat OB/GYN Pediatrics GP Orthopedics 84 27 18 42 231 71 46 139

7 7 OVERVIEW OF UFH IN GUANGZHOU Guangzhou United Family Hospital Guangzhou UFH Clinic Overview of Guangzhou Commercial Hub Tencent HQ Source: Company 1. Guangzhou CBD is approximately 38km from Guangzhou CBD, taking approximately 40 - 50 minutes by car in order to reach the city center 2. Guangzhou High - Speed Rail Station is approximately 25km from Guangzhou CBD, taking approximately 40 minutes by car in order to reach the city center International schools Alibaba Guangzhou Guangzhou Baiyun Airport 1 Guangzhou United Family Hospital UFH Guangzhou Clinic Guangzhou High - Speed Rail Station 2 UFH Guangzhou Clinic University District China Mobile Guangzhou Financial District Guangzhou UFH

8 8 High Net Worth Population (000's) GDP per capita RMB Average number Beds per 1,000 citizens # Beds SHENZHEN MARKET OVERVIEW Source: National Bureau of Statistics, Provincial Bureau of Statistics, Health Planning Commission, Hurun, Fudan University Hospital Management Institute; as of 2018 183,127 150,678 134,607 124,606 84,666 63,412 128,994 119,441 Chengdu Guangzhou Hangzhou Shenzhen Shanghai Chongqing Beijing Tianjin 3.18 5.64 7.41 4.55 7.92 4.89 5.25 4.13 3 4 5 15 18 44 64 71 230 263 0 50 100 150 200 250 300 Hangzhou Guangzhou Shenzhen Shanghai Beijing Net worth >RMB10mn Net worth >RMB1bn 4 9 0 20 21 0 5 10 15 20 25 Hangzhou Guangzhou Shenzhen Shanghai Beijing # hospitals No. of Hospitals in the Top 100 Rankings

9 9 Timetable Business Model Overview Planned UFH Hospital A total of 10 new hospitals are expected to open in Shenzhen by 2021 Most of these hospitals will be located in the outskirts of Shenzhen (none in Inner Shenzhen) OVERVIEW OF UFH IN SHENZHEN UFH in Shenzhen Management contract model which reduces investment risk while providing quicker returns on capital (New Frontier majority owns the Propco (land and building) and will invest an additional ~US$ 100mm to build up the hospital) Shenzhen Hospital Landscape Commercial Centre New Frontier completed Propco acquisition in Jan 19 Construction will commence in Q1 19 with operations commencing in 2021 Strategically located in Shenzhen CBD (above downtown metro station). 5 minutes drive from Hong Kong border and high speed rail The only large - scale private hospital in Shenzhen CBD (no new supply of large private hospital in downtown Shenzhen planned in the next 5 years) 65,000 sqm; ~250 - 300 planned licensed bed count High - end specialty services focused, offering services such as high - end OB/GYN, orthopaedics, pediatrics , oncology, dermatology / cosmetology and more Hong Kong Border Shenzhen Baoan Airport Futian Port Tencent HQ Tech Center Inner Shenzhen Outer Shenzhen High End Residential Area High - Speed Railway Station Source: Company

10 10 APPENDIX D - EBITDA RECONCILIATION

11 11 RECONCILIATION OF HISTORICAL ADJ. EBITDA TO NET INCOME / (LOSS) Notes: 1. Miscellaneous income, net are other income and expense not attributable to operating expenses and finance expenses, such as gains on disposal of held - to - sale assets 2. Management fee paid to TPG and Fosun each year are not related to business operation 1 2 (RMB mm) 2015A 2016A 2017A 2018A Revenue 1,395 1,675 1,828 2,059 Net income / (loss) (129) (10) (22) (177) Adjustments A1) Depreciation and amortization 110 113 129 150 A2) Share based compensation 39 36 23 18 A3) Income tax expense 3 60 59 70 A4) Finance expenses, net 27 30 14 66 A5) Miscellaneous income, net 3 12 (19) (37) B1) One-off Rental in Shanghai New Puxi Hospital - - - 15 B2) Management Fee to TPG & Fosun 3 3 3 3 Subtotal of adjustments 185 254 209 300 Adjusted EBITDA 57 244 187 110